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                                                                   Exhibit 10.18






                                         June 22, 2000

Soros Private Equity Partners LLC
888 Seventh Avenue
New York, New York  10106
Attn:  Neal Moszkowski

Gentlemen:

     As we have discussed, Bluefly, Inc. (the "Company") recently revised its financial statements for quarter ended September 30, 1999 and the year ended December 31, 1999 to reflect the presentation of the Company's Series A Convertible Preferred Stock, par value $.01 per share (the "Series A Preferred Stock"), as redeemable preferred stock. This letter sets forth our mutual agreement to negotiate in good faith an amendment of the rights of the Series A Preferred Stock such that the Series A Preferred Stock is not treated as "redeemable preferred stock" within the meaning of U.S. Securities and Exchange Commission Accounting Series Release No. 268 within forty-five (45) days of the date of this letter. Please indicate by your signature below that this letter accurately sets forth our understanding.

                                         Bluefly, Inc.

                                         By: /s/ E. Kenneth Seiff
                                            ----------------------------------
                                         Name: E. Kenneth Seiff
                                         Title: Chairman of the Board, Chief
                                                Executive Officer and President

Agreed to and accepted as of this 23
day of June, 2000.

Soros Private Equity Partners LLC

By: /s/ Neal Moszkowski
   ----------------------------------
Name: Neal Moszkowski
Title: Partner